POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Owen B. Melton, Jr., David L. Gray and Kenneth L. Turchi, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of First Indiana Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated: November 16, 1995                /s/ Robert H. McKinney
                                        -------------------
                                        Robert H. McKinney

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert
H. McKinney, David L. Gray and Kenneth L. Turchi, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of First Indiana Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated: November 16, 1995                /s/ Owen B. Melton, Jr.
                                        -------------------
                                        Owen B. Melton, Jr.

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert
H. McKinney, Owen B. Melton, Jr., David L. Gray and Kenneth L. Turchi, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of First Indiana Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated: November 16, 1995                /s/ Marni McKinney
                                        -------------------
                                        Marni McKinney

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert
H. McKinney, Owen B. Melton, Jr., David L. Gray and Kenneth L. Turchi, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of First Indiana Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated: November 16, 1995                /s/ H. J. Baker
                                        -------------------
                                        H. J. Baker

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert
H. McKinney, Owen B. Melton, Jr., David L. Gray and Kenneth L. Turchi, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of First Indiana Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated: November 16, 1995                /s/ Gerald L. Bepko
                                        -------------------
                                        Gerald L. Bepko

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert
H. McKinney, Owen B. Melton, Jr., David L. Gray and Kenneth L. Turchi, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of First Indiana Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated: November 16, 1995                /s/ Douglas W. Huemme
                                        -------------------
                                        Douglas W. Huemme

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert
H. McKinney, Owen B. Melton, Jr., David L. Gray and Kenneth L. Turchi, or any of them, her attorneys-in-fact and agents, with full power of substitution and resubstitution for her in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of First Indiana Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated: November 16, 1995                /s/ Phyllis W. Minott
                                        -------------------
                                        Phyllis W. Minott

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert
H. McKinney, Owen B. Melton, Jr., David L. Gray and Kenneth L. Turchi, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of First Indiana Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated: November 16, 1995                /s/ Michael L. Smith
                                        -------------------
                                        Michael L. Smith

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert
H. McKinney, Owen B. Melton, Jr., David L. Gray and Kenneth L. Turchi, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of First Indiana Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated: November 16, 1995                /s/ John W. Wynne
                                        -------------------
                                        John W. Wynne

                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert
H. McKinney, Owen B. Melton, Jr. and Kenneth L. Turchi, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of First Indiana Corporation (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated: November 16, 1995                /s/ David L. Gray
                                        -------------------
                                        David L. Gray